UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report September 1, 2023
(Date of earliest event reported)

Enservco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½
Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 1, 2023, Enservco Corporation (the “Company”) issued a Convertible Promissory Note in the aggregate principal amount of $750,000 to Cross River Partners, LP (“Cross River”), an entity controlled by Richard Murphy, our Chief Executive Officer and Chairman, in exchange for a $750,000 loan to the Company (the “CR Note”). Also on September 1, 2023, the Company issued a Convertible Promissory Note in the aggregate principal amount of $50,000 to Kevin Chesser (“Chesser”), a director of the Company, in exchange for a $50,000 loan to the Company (the “KC Note” and together with CR Note, the “Convertible Notes”). The Company expects to use the gross proceeds for general corporate purposes.

The Convertible Notes have a one year term and accrue interest at 8.00% per annum. All outstanding principal and interest on the Convertible Notes is due on the one year anniversary of their issuance.. The Company may prepay all or any portion of the outstanding principal or accrued but unpaid interest on the Convertible Notes without premium or penalty. If the Company closes on a convertible debt offering substantially on the terms attached as Annex A (the “Rapid Hot Financing”) to the Convertible Notes, then the principal balance of the Convertible Notes, together with all accrued but unpaid interest, will be exchanged on a dollar for dollar basis into such note as offered in the Rapid Hot Financing. To the extent the Rapid Hot Financing is not closed by September 30, 2023, Cross River and Chesser will have the option to have their Convertible Note secured by the Company’s real property located in Killdeer, North Dakota.

The foregoing summary of the Convertible Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Convertible Notes, which are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated herein by reference into this Item 3.02. The Convertible Notes were issued to accredited investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering.

Item 9.01.	Exhibits.

(d)     Exhibits

Exhibit Number	Description
10.1	Convertible Promissory Note dated September 1, 2023 of Enservco Corporation issued to Cross River Partners, LP
10.2	Convertible Promissory Note dated September 1, 2023 of Enservco Corporation issued to Kevin Chesser
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 8, 2023.

Enservco Corporation

By:	/s/ Mark K. Patterson
Mark K. Patterson, Chief Financial Officer